KINGSWAY FINANCIAL SERVICES INC. INVESTOR DAY PRESENTATION NOVEMBER 30, 2016

Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are not historical facts, and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. Words such as “expects”, “believes”, “anticipates”, “intends”, “estimates”, “seeks” and variations and similar words and expressions are intended to identify such forward-looking statements. Such forward-looking statements relate to future events or future performance, but reflect Kingsway management’s current beliefs, based on information currently available. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements. For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the section entitled “Risk Factors” in the Company’s 2015 Annual Report on Form 10-K. Except as expressly required by applicable securities law, the Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise. All dollar amounts set forth in this presentation are in U.S. dollars unless stated otherwise 2

Kingsway Representatives and Agenda 3 Kingsway Representatives Larry G. Swets, Jr., President, CEO and Board Member John T. Fitzgerald, Executive Vice President and Board Member William A. Hickey, Jr., Executive Vice President, CFO, and COO Hassan R. Baqar, Vice President - Finance Terence M. Kavanagh – Chairman of the Board Gregory P. Hannon – Chairman of the Audit Committee Steve Harrison – President of Mendota Insurance Company Agenda (9:30 am – 12pm CT / lunch to follow) Opening Remarks Operating Businesses Case Studies Q&A Future Focus

Kingsway Opening Remarks 4

Understanding Kingsway's History

Phase	Year	Events
Restructuring	2009	▪ Previous management and board are replaced ▪ Kingsway embarks on plan to reduce outstanding debt; total principal at 12/31/2008: $341.0 million
	2010	▪ Larry Swets joins Kingsway in January and is named CEO in June ▪ JBA Associates is acquired in June and combined with NEA to run as one business under the name Assigned Risk Solutions ("ARS") ▪ Bill Hickey joins Kingsway as COO in August and is named CFO in April 2011 ▪ Atlas Financial Holdings ("AFH") goes public in December in a "spin out" transaction from Kingsway
	2012	▪ Remaining 6.0% Senior Debentures due July 11, 2012 are retired ▪ Intercontinental Warranty Services is acquired in November, representing entrance into the warranty industry
Turnaround	2013	▪ AFH completes U.S. public offering in February ▪ Trinity Warranty Solutions is acquired in May, increasing presence in the warranty industry ▪ Rights offering raises $13.1 million in gross proceeds in September, representing first successful capital raise in eight years
	2014	▪ Private placement raises $6.6 million in gross proceeds in February ▪ Remaining 7.50% Senior Notes due February 1, 2014 are retired ▪ 1347 Property Insurance Holdings ("PIH") goes public in April in a "spin out" transaction from Kingsway ▪ Series A Warrants are exercised by warrant holders in September, raising $14.8 million in gross proceeds
	2015	▪ Management Services Agreement with PIH is terminated in February in exchange for a package of cash and securities ▪ ARS is sold in April to National General Holdings Corp. for $49 million, inclusive of post-closing cash consideration, plus future earn-out payments ▪ Remaining LROC preferred units due June 30, 2015 are retired; total debt principal retired by new management reaches $250.5 million
Growth	2016	▪ Kingsway acquires Argo Management Group LLC ("Argo"), an asset management business, in April, and John T. ("JT") Fitzgerald, the Managing Member of Argo, joins Kingsway as an Executive Vice President and Board member ▪ Substantial issuer bid for Kobex Capital Corp. (renamed Itasca Capital Ltd.) is closed in June, resulting in 31.2% equity stake ▪ CMC Industries, Inc. is acquired in July ▪ 1347 Capital closes previously announced SPAC transaction in July; becomes Limbach Holdings Inc. ▪ Private placement raises $10.5 million in gross proceeds in November

5

6 Kingsway History – New Management September 16, 2013 Kingsway Announces Closing of Rights Offering March 31, 2014 Kingsway CEO Believes the Company Has Turned the Corner June 30, 2015 Kingsway Retires Its KLROC Debt; $250.5 Million of Total Debt Retired Under New Management November 17, 2016 Kingsway Announces $10.5 Million Common Stock Private Placement Restructuring Turnaround Growth December 31, 2010 Atlas Completes Initial IPO

Value Building Philosophy 7 Kingsway focuses on building long‐term value by compounding capital with investments/acquisitions/financings that offer asymmetric risk/reward potential with a margin of safety supported by private market values using a merchant banking approach We aspire to compound our book value per share by 15 to 20% annually over the long-term by operating Kingsway and its subsidiaries for the benefit of its stakeholders

Utilization of insurance company investment portfolios and available net operating loss tax attributes to compound and leverage investment results Focus on understanding private market values, which better match long-term perspective Consider upside and downside probabilities, with focus on investing when weighted upside potential is multiples of the downside Focus on a 15-30 year perspective when creating/building value, while recognizing short- and near-term realities How We Think About Building Value 8 A Long-term Perspective Compounding Capital Asymmetric Risk/Reward Margin of Safety Private Market Values Compounding capital in the long term with investments/acquisitions/financings that offer asymmetric risk/reward potential with a margin of safety supported by private market values Looking for classic margin of safety as building value is not without its risks

Kingsway is a Merchant Bank 9 • Kingsway is a merchant bank with a focus on long-term value creation • Insurance company investment portfolios provide financial foundation enabling Kingsway to create a portfolio of attractive risk/reward opportunities • Dedicated and aligned management team and Board of Directors has transformed the Company • Meaningful stake (approximately 39% of common shares, inclusive of unvested restricted stock awards and stock units and common shares from deemed conversion of convertible preferred stock) • Invested approximately $8.5 million since September 2013 • Focused on long-term value creation through investments, acquisitions and financings • Approximately $850 million in NOLs are expected to provide considerable value to profitable opportunities • Private market values match view of long-term value creation rather than market’s quarterly view • History of successful transactions providing capital for future acquisitions and growth opportunities • Atlas Financial Holdings, Inc. (Nasdaq: AFH) – Completed U.S. Public Offering in February 2013 • 1347 Property Insurance Holdings, Inc. (Nasdaq: PIH) – Completed U.S. IPO in April 2014 • 1347 Capital Corp. (Nasdaq: TFSC) – Completed U.S. IPO in July 2014 • Became Limbach Holdings Inc. (Listed on Nasdaq in November 2016) • Sale of ARS in April 2015, following successful combination of JBA and NEA Kingsway At-A-Glance (as of 11-29-2016) Ticker KFS (NYSE), KFS.TO (TSX) Stock Price $5.90 Shares Outstanding * 21,458,190 Market Cap $126.6 M US Headquarters Itasca, Illinois Sector/Industry Financial, Insurance (*): Represents common shares outstanding for purposes of GAAP primary per share calculations, before the effects of potentially dilutive stock options, warrants, convertible preferred stock and unvested restricted stock awards and stock units.

How We Are Organized • Home office focus on merchant banking activities • Merchant bank makes capital allocation and buy/sell decisions – Passive Investments – Owned Businesses – Business decisions are made at operating business unit level – Our operating businesses are decentralized and run by the presidents except for performance evaluation, succession planning, accounting, and capital allocation, which are done by or with Kingsway – Share ownership and aligned incentives are encouraged across the group 10

Kingsway Operating Businesses 11

John T. Fitzgerald 12 Executive Vice President and Board Member • Joined Kingsway as Executive Vice President in April 2016 following Kingsway’s acquisition of Argo Management Group, a private equity investment partnership focused on search-fund investments • JT has oversight of Kingsway’s operating business units as well as manages the investment activity of Argo Management Group • Received a Bachelor of Science degree in Finance from DePaul University with highest honor, Beta Gamma Sigma • MBA graduate of the Kellogg School of Management, Northwestern University, with concentrations in Finance, Accounting and Management Strategy • Additionally serves on the board of directors of Atlas Financial Holdings Inc. (NASDAQ: AFH), and Itasca Capital, LTD (TSXV: ICL)

IWS Acquisition Corporation (“IWS”) • Kingsway acquired in November 2012 in a highly structured transaction for total consideration consisting of cash, future contingent payments and common equity in a newly formed entity • Providing after-market vehicle protection services since 1991 • IWS distributes and markets its products in 23 states 13 Trinity Warranty Solutions (“TWS”) • Kingsway acquired in May 2013 • Provides warranty products and maintenance support to consumers and businesses in the heating, ventilation, air-conditioning (HVAC), standby generator, commercial LED lighting and refrigeration industries

Why We Like the Warranty Industry Desired Attributes Extended Service Contract Industry Large Industry  The service contract industry is huge and growing in the U.S. A market worth over $40 billion this year Growing  The US Extended Warranty Market has been growing strongly since 2009. VSC sales have grown at a compound annual rate of 13.5% since 2009. (Colonnade Advisors Market Commentary) Fragmented industry with several small players  Industry Concentration is low -- IBISWorld estimates that the top companies in the industry account for 32.5% of industry revenue, with the largest operator, The Warranty Group, accounting for about 16%. Profitable  The VSC administration market is very profitable with a Colonnade Advisors 2015 Market Commentary suggesting industry EBITDA margins of 20%. Larger companies have operational/competitive advantages  Larger consolidated companies have competitive advantages in: Underwriting (data and analytics) Reinsurance relationships (access to A paper) Marketing/Brand awareness Claims handling (Technology and expertise) Product Development and Pricing (data, reinsurance, brand, channels, technology) Regulatory environment  Because they are supported by reimbursement insurance, these companies require less capital to grow than traditional P&C insurance companies 14

2016 Improvement Priorities 1. Get Trinity to positive Operating Profit by year-end while focusing resources on growing the higher margin ESA (Warranty) component of the business and improving margins on Facilities Management (TNA) 2. Improve IWS Operating Margins and profit by focusing on reduction in operating expenses, growing VSA sales in credit union channel, and investing trust reserves 3. Develop Business Development/M&A process to facilitate consolidation strategy 4. Complete bolt-on or market entering Warranty acquisition by year-end 15

Trinity Performance $- $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 JAN FEB MAR APR MAY JUN JUL AUG SEP OCT NOV DEC Operating Expenses 2015 2016 16 See reconciliation table at the end of this presentation.

17 42,000 42,500 43,000 43,500 44,000 44,500 JAN FEB MAR APR MAY JUN JUL AUG SEP OCT NOV DEC In-force Contracts 2015 2016 IWS Performance

Insurance Services Segment Operating Income (Loss)

1347 WARRANTY HOLDINGS


$600
$500
$400
$300
$200
$100
$-
$(100)
$(200)
$(300)
Q1
Q2
Q3
Q4
$(186)
$(156)
$(102)
[VALUE]*
$(185)
$558
$(155)
$-
2015
2016

Segment operating (loss) income is a non-U.S. GAAP measure. Refer to the section entitled "Non-U.S. GAAP Financial Measures" in Management's Discussion and Analysis section of the Company's Annual Report on Form 10-K for the year ended December 31, 2015 for a detailed description of this non-U.S. GAAP measure. Refer to the Segmented Information footnote in the Company's Quarterly Report on Form 10-Q for the quarters ended March 31, 2016, June 30, 2016 and September 30, 2016, and the Company's Annual Report on Form 10-K for the year ended December 31, 2015, for a reconciliation of segment operating (loss) income to income (loss) from continuing operations before income tax expense for the periods presented above.

* Q2 2016 segment operating income has been adjusted to include an addback of $941k related to extraordinary expenses recorded at IWS related to severance and an agreement executed with the former owners of IWS.

18

Business Development Focus on a proprietary, direct outreach (non-intermediated) process to acquire solid businesses at private company values Sam Duprey joined Kingsway in the spring of 2016 as a Principal focused on business development. Sam brings many years of experience across all facets of a transaction and management of a company from sourcing investment opportunities through working collaboratively with management teams and board members post-transaction to build and grow businesses. Prior to joining Kingsway, Sam worked at Deloitte Consulting helping management teams achieve their goals, and at private equity firm Growth Equity Capital Partners in deal sourcing and investment evaluation. Sam was also previously the Controller of a consumer products company. Mr. Duprey is an MBA Graduate of the University of Chicago Booth School of Business and holds a BA from Yale University. • Develop a database of potential targets • Direct outreach via email, letter-writing and phone introductions • Utilize industry veterans to make warm introductions • Limited reliance on brokers/bankers 19

20

Management Background Steve Harrison – President of Mendota Insurance. Steve has over 42 years of experience in the insurance industry. Mr. Harrison has been the President of Mendota Insurance Company since June of 2016. Steve was previously over the Personal Lines for Qeo Insurance from 2015 to 2016, and was the Senior Vice President for Allstar Financial Group from 2012 to 2015. Mr. Harrison was the President and co-founder of USAuto Insurance Company, Inc. in 1995, which merged and went public in 2004 as First Acceptance Corporation (FAC). He expanded the company to be licensed in 25 states and writing in 12 states by the time he left in 2012. Prior to that, Mr. Harrison was the President and co-founder of Direct Insurance Company in 1991. He was the President of Harrison Brothers Insurance Agency, Inc., writing all lines of insurance from 1974 to 1995. Mr. Harrison received his Bachelor of Science in Business degree from the University of Tennessee, majoring in insurance. He is a Chartered Life Underwriter (CLU) and is licensed in property and casualty, life and health, and surplus lines. He was the recipient of the 2007 Ernst & Young Entrepreneur of the Year Award. 21

Non-standard Automobile (“NSA”) market: definition • Drivers with certain risk factors that make it difficult or impossible for them to obtain insurance in a standard or preferred market • Drivers with credit problems • New or young drivers • Drivers with multiple losses or moving violations • Drivers who want only minimum limits coverage • Drivers with an unusual driver’s license status (foreign driver’s license) 22

Why We Like the NSA Business Required Industry Attributes Non-standard Auto Insurance Industry Large Industry  Industry estimates calculate the market at around $36 to $44 billion in annual premium. Growing  Large markets in states with growing populations (Texas, Florida, California, Arizona) driven by demographics and immigration. Fragmented industry with several small players  Industry Concentration is low – no single carrier in this segment writes more than 10% of premiums Larger companies have operational/competitive advantages  Larger consolidated companies have competitive advantages in: Underwriting (data and analytics) Marketing/Brand awareness Claims handling (Technology and expertise) Product Development and Pricing (data, reinsurance, brand, channels, technology) Investable ‘float’  Insurance company investment portfolios provide financial foundation enabling Kingsway to create a portfolio of attractive risk/reward opportunities 23

Repositioned the business 24 Previous NSA View  Kingsway wrote total NSA premium of $350 million in 33 states at its “peak”  Established goals based solely on growth targets Today’s NSA Guiding Principles  Focused solely on writing profitable premiums – not volume or market share – which means sometimes the best strategy is to retreat!  In first nine months of 2016, Kingsway reported NSA net premiums earned of $94.2 million  Actively writing new business in 8 states

25 $27,859,368 $18,658,167 $13,765,101 $11,363,770 $10,262,221 $8,568,375 $4,878,834 $3,769,054 $1,368,871 $758,467 $450,730 $0 $5,000,000 $10,000,000 $15,000,000 $20,000,000 $25,000,000 $30,000,000 FL TX IL NV CA CO AZ MS AR VA Other Withdrawing from MS, AR, VA and Other States Gross Premium Written (“GPW”) / State Allocation GPW by State for the Nine Month Period ended September 30, 2016

26 Steve Harrison President, TN Scott Walker Vice President, Claims- TN Robert Schreiber Sr. Manager, Material Damage - TN William Evans Manager, Material Damage-TN Walter Dix Vice President, Claims- TN Julie Roettger Assistant Vice President, Human Resources-MN Richard Slater Sr. Vice President and Chief Operating Officer-IL Patrick Pribyl Assistant Vice President, Software Development-MN Sandra Pappas Vice President Finance- IL New hires in 2016 New Organizational Chart

2017 Improvement Priorities 27 Process reorganization and software implementation Claims reorganization Streamline workflows Outsource first notice of loss function Outsource of Subrogation Loss severity reduction Reconfigure sales model (expense reduction) Additional rate taking in a hard market Bad debt reduction Policy fee income

Kingsway Case Studies of Merchant Banking Execution 28

Case Study: Sale of Assigned Risk Solutions • Assigned Risk Solutions (“ARS”) was created from the combination of Northeast Alliance Insurance Agency (“NEA”), a legacy Kingsway business, and JBA Associates (“JBA”), a competitor acquired by Kingsway in June 2010 • ARS partnered in 2011 with Berkshire Hathaway’s National Liability & Fire Insurance Company • ARS underwent a strategic review process in 2014, leading to a more acute understanding of the risks of the business and a determination that it was better suited for an owner with a much larger base to diversify and assume the underwriting risk • Given that we no longer believed the business delivered to Kingsway the asymmetric reward potential in relation to this risk, we made the decision to exit the business • The business was subsequently sold to National General Holdings Corp. for $49 million, inclusive of post- closing cash consideration, plus future earn-out payments • The disposition of ARS nearly five years after the acquisition of JBA enabled us to convert $31.8 million of goodwill and intangible assets, including $20.0 million of intangible assets related to NEA, into cash that can now be redeployed • Kingsway’s cumulative cash investment in the ARS business beginning with the acquisition of JBA was $16.3 million • Kingsway’s total consideration generated has been $54.2 million, comprised of $46.0 million of net proceeds from the sale of ARS, including receipt of the first of three earn-out payments, plus cumulative cash dividends of $8.2 million paid by ARS to Kingsway from the time of the JBA acquisition through the sale of ARS 29 First acquisition under new Kingsway management Exited at the right moment to provide a strong return for Kingsway and enable ARS to grow under new ownership

Case Study: Atlas Financial Holdings • Atlas Financial Holdings, Inc. (“Atlas” or “AFH”) started as a combination of former Kingsway units American Country Insurance Company and American Service Insurance Company, Inc. • Commercial auto insurance in the U.S. • Niche markets of taxi/limo/para-transit • Atlas went public in Canada utilizing a reverse merger with a CPC structure completed in December 2010 • Atlas completed a successful U.S. public offering in February 2013 and trades on the Nasdaq stock exchange under the symbol AFH  Atlas price per common share is $17.05 as of 11/29/2016 compared to the pricing of its U.S. public offering of $5.85 per common share 30 Prime example of identifying talented managers and an attractive loss ratio business to structure a transaction to solve a problem 30

Case Study: 1347 Property Insurance Holdings • 1347 Property Insurance Holdings, Inc. (“PIH”) is comprised primarily of Maison Insurance Company (“Maison”), a de novo homeowners insurance start-up by Kingsway • PIH completed an IPO effective March 31, 2014 at which time Kingsway entered into a management services agreement (“MSA”) with PIH; Kingsway and PIH subsequently terminated the MSA agreement in February 2015 with Kingsway receiving a package of cash and securities • Kingsway’s cumulative cash investment in Maison and PIH through the IPO and subsequent open-market purchases of PIH common stock was $9.3 million  Kingsway’s return has been $12.8 million, comprised of (i) cash of $0.3 million received under the MSA; (ii) cash preferred stock dividends of $0.2 million; (iii) cash and market value of securities of $5.6 million received upon the termination of the MSA; and (iv) $6.7 million of market value of PIH common stock owned; in addition, Kingsway is entitled to receive up to an aggregate of 475,000 shares of PIH common stock under Performance Share Grant Agreements upon the achievement of PIH common stock prices ranging from $10 to $18 per share; at this time, Kingsway has assigned a fair value of zero to these performance shares 31 Attractive loss ratio business to structure a transaction intended to generate asymmetric opportunity for value creation

TSXV: ICL In C$, unless stated otherwise Case Study: Itasca Capital Ltd. • Trading at a discount to NAV and substantial tax attributes • Kingsway’s current position 6.8 million shares, 31% ownership • Average cost $0.61/share, market value $0.79/share • $1.2 million unrealized gain • Stock acquired primarily from a large previous investor • Pursued proxy contest in 2015 • Appointment of new board, name change and broadened investment policy pursuant to a settlement with prior management and Board • Co-investor Ballantyne Strong, Inc. holds 32% • Invested US$10 million in private placement that supported Limbach (LMB) reverse merger • ICL acquired 10MM Class A Interests of 1347 Investors LLC • 12% preferred return p.a. • Preferential distribution & redemption right • ICL stock up 31.7% since merger • LMB stock up 109% since merger 32

Case Study: Purchase of Oilfield Assets 1347 Energy Holdings, LLC • Capitalized on dislocation created by low oil price environment • Acquired mineral leases and oilfield assets of a producing oilfield at a deep discount to intrinsic value • 1347 Energy Holdings, LLC recently acquired the mineral rights to the South Gillock Unit (“SGU”)and State Kohlfeldt Unit (“SKU”) on Galveston Bay southeast of Houston • Proved recoverable reserves of 4.6mm barrels in the SGU. SKU reserves and newly acquired leases at all depths will add to the opportunity • 1347 Energy has entered into a Management Agreement with Promise Energy Operations to manage the assets. Promise has significant experience operating oil and gas assets and will also aid in identifying opportunities to strategically grow the reserve base via acquisition during the current market dislocation • PV10 Proved Reserves of >$50mmm based on an Independent Reserve Report performed by Gustavson Associates in December 2015 • Gas Cap of estimated 32+bln Cubic Feet which represents a significant potential incremental asset • Kingsway structured the transaction, contributed transaction expenses of $300K and provided $740K towards a surety bond in addition to investing $1.4 million in the senior collateralized debt yielding 14% with significant equity upside 33 Market dislocation created opportunity for unique upside potential 33

Case Study: 1347 Capital Corp. (now known as Limbach Holdings Inc.) 34 • 1347 Capital Corp. spent significant time in insurance related search, but was unable to find a reasonable risk/reward willing to consummate a transaction • Given the limited time remaining, the team evaluated targets that had a predisposition to being public and/or reverse merger • Limbach had previously explored a reverse merger with a SPAC • Entry multiple was at significant discount to comps, diligence suggested significant growth in backlog with high quality clients • Kingsway’s cumulative cash investment in 1347 Capital Corp. from the time the SPAC first went public through the closing of the merger with Limbach was $1.8 million • The fair value of Kingsway’s investment in 1347 Investors LLC based upon the fair value of the Limbach securities owned by 1347 Investors LLC is approximately $11.0 million as of October 31, 2016 The promote available in the 1347 Capital Corp. structure provided unique opportunity to develop an asymmetric risk/reward for investors that were unable to take an institutional sized position due to liquidity restraints

Case Study: CMC 35 • Acquired 81% of CMC Industries the sole asset of which is BNSF rail yard in Dayton, TX • Specific attributes of CMC include deferred tax liability and phantom income • Credit tenant NNN lease with approximately $11.9 million in annualized lease payments • Kingsway receives priority cash flow (after debt/principal repayment) for the tax liability incurred by CMC • If the lease were to continue to its scheduled termination in 2034, it is expected CMC would generate approximately $100 million of taxable income, resulting in approximately $34 million due to Kingsway

Q&A 36

Future Focus 37

Growth Strategy • Enhance existing operations • Pursue potential bolt-on acquisitions to build out warranty business • Pursue additional triple-net lease real estate acquisitions with similar characteristics to CMC • Develop a strategic approach to leveraging our managerial skills over a larger capital base 38

Key Takeaways • Kingsway provides an opportunity to invest in a diverse pool of insurance assets and insurance- related businesses led by experienced leadership team with a history of success • Through our merchant bank platform, we have the opportunity to capitalize on changing markets through a variety of funding and investing vehicles • Kingsway plans to leverage its relationships and assets to opportunistically seek new sources of revenue and earnings in order to return value to shareholders 39 Compounding Capital Long-Term Pursuing Asymmetric Risk / Reward Opportunities Aligned Management Structure

Contact Us INVESTOR RELATIONS Hassan Baqar Kingsway Financial Services Inc. 1.847.700.8064 hbaqar@kingswayfinancial.com Adam Prior The Equity Group 1.212.836.9606 aprior@equityny.com 40 KINGSWAY FINANCIAL SERVICES INC. INVESTOR DAY NOVEMBER, 30 2016

Trinity EBITDA Reconciliation to Insurance Services Segment Operating (Loss) Income

2015	January	February	March	Q1 2015	April	May	June	Q2 2015
Trinity EBITDA per Investor Day slide (1)	$ (131,690)	$ (146,335)	$ (179,573)	$ (457,598)	$ (117,412)	$ (160,904)	$ (179,188)	$ (457,504)
Add: Trinity interest, depreciation and amortization	$ (588)	$ (1,247)	$ (918)	$ (2,753)	$ (966)	$ (966)	$ (1,292)	$ (3,224)
Add: IWS operating income (loss)	$ 52,454	$ 75,720	$ 146,547	$ 274,721	$ 106,379	$ 240,333	$ 12,198	$ 358,910
Insurance Services segment operating (loss) income (2)	$ (79,824)	$ (71,862)	$ (33,944)	$ (185,630)	$ (11,999)	$ 78,463	$ (168,282)	$ (101,818)

2015	July	August	September	Q3 2015	October	November	December	Q4 2015	YTD 2015
Trinity EBITDA per Investor Day slide (1)	$ (100,901)	$ (126,415)	$ (116,401)	$ (343,716)	$ (31,656)	$ (10,907)	$ (37,997)	$ (80,560)	$ (1,339,378)
Add: Trinity interest, depreciation and amortization	$ (1,292)	$ (1,292)	$ (1,292)	$ (3,876)	$ (1,363)	$ (1,363)	$ (6,180)	$ (8,906)	$ (18,759)
Add: IWS operating income (loss)	$ (62,167)	$ 97,959	$ 126,595	$ 162,386	$ (115,961)	$ 182,261	$ (132,443)	$ (66,143)	$ 729,875
Insurance Services segment operating (loss) income (2)	$ (164,360)	$ (29,748)	$ 8,902	$ (185,206)	$ (148,980)	$ 169,991	$ (176,619)	$ (155,609)	$ (628,262)

2016	January	February	March	Q1 2016	April	May	June	Q2 2016	July	August	September	Q3 2016
Trinity EBITDA per Investor Day slide (1)	$ (97,618)	$ (88,029)	$ (69,878)	$ (255,525)	$ (59,154)	$ (39,556)	$ 14,465	$ (84,245)	$ 31,872	$ 38,622	$ 57,011	$ 127,505
Add: Trinity interest, depreciation and amortization	$ (1,363)	$ (1,363)	$ (1,363)	$ (4,089)	$ (1,364)	$ (1,363)	$ (1,364)	$ (4,091)	$ (1,264)	$ (1,264)	$ (1,264)	$ (3,792)
Add: IWS operating income (loss)	$ 189,319	$ (142,398)	$ 56,598	$ 103,519	$ 51,131	$ 107,897	$ (850,246)	$ (691,218)	$ (27,111)	$ 240,281	$ 220,941	$ 434,110
Insurance Services segment operating (loss) income (2)	$ 90,338	$ (231,790)	$ (14,643)	$ (156,094)	$ (9,387)	$ 66,978	$ (837,145)	$ (779,553)	$ 3,497	$ 277,639	$ 276,688	$ 557,823

(1) EBITDA is a non-U.S. GAAP measure. Management uses EBITDA as a way of gauging how much cash is being generated by or used in the business.

(2) Segment operating (loss) income is a non-U.S. GAAP measure. Refer to the section entitled "Non-U.S. GAAP Financial Measures" in Management's Discussion and Analysis section of the Company's Annual Report on Form 10-K for the year ended December 31, 2015 for a detailed description of this non-U.S. GAAP measure. Refer to the Segmented Information footnote in the Company's Quarterly Report on Form 10-Q for the quarters ended March 31, 2016, June 30, 2016 and September 30, 2016, and the Company's Annual Report on Form 10-K for the year ended December 31, 2015, for a reconciliation of segment operating (loss) income to income (loss) from continuing operations before income tax expense for the periods presented above.

41